MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

                     Supplement dated April 24, 1998 to the
                       Prospectus dated September 26, 1997


     The section entitled "Management of the Fund - Management and Advisory Arrangements," which provides the names and biographies of the persons associated with the Manager who are primarily responsible for the day-to-day management of the Fund's investment portfolio, is revised by deleting the eighth paragraph containing information relating to Andrew John Bascand and adding the following:

     KENNETH L.CHIANG - Senior Portfolio Manager of the Fund - First Vice President of the Manager since 1998; Managing Partner of Samuel Asset Management from 1997 to 1998. Previously, Mr. Chiang served as Vice President and Portfolio Manager of the Manager from 1993 to 1997. Mr. Chiang is primarily responsible for the day-to-day management of the Fund's investment portfolio.


Code     #18187-0997ALL